                                                                   Exhibit 10.56

                                INDUSTRIAL LEASE

                       SPRINT INDUSTRIAL SERVICES, INC.,
                              A TEXAS CORPORATION

                                    LANDLORD

                                      AND

                             NES ACQUISITION CORP.,
                             A DELAWARE CORPORATION

                                     TENANT

                                     LEASE

     THIS LEASE made and entered into as of the 1st day of December, 1997, between Sprint Industrial Services, Inc., a Texas corporation (hereinafter called "Landlord") and NES Acquisition Corp., a Delaware corporation (hereinafter called "Tenant").


                             W I T N E S S E T H:

     Landlord, for and in consideration of the covenants and agreements hereinafter set forth to be kept and performed by both parties, does hereby demise and lease to Tenant (for the term hereinafter stipulated) the premises (hereinafter called the "Premises") being that real property and improvements described on Exhibit "A" attached hereto and made a part hereof, located at 2101 Lee Drive, Baytown, Texas.

     The Premises shall consist of an area approximately five (5) acres and shall contain an office building of approximately 2,000 square feet, a 75,000 square foot warehouse together with a two (2) bay maintenance facility ("Warehouse Space").

     Landlord hereby leases the Premises to Tenant and hereby grants to Tenant its guests, invitees and licensees all easements, rights and privileges appurtenant thereto, including the right to use adjoining parking areas, driveways, roads, alleys and means of ingress and egress.


                                   ARTICLE 1

                                  TERM AND USE

     A. The Primary Term (herein so called) of this Lease shall begin on the date (the "Commencement Date") December 1, 1997 and shall expire on November
11, 2007.   For purposes of this Lease, a "Lease Month" shall be defined as those successive calendar month periods beginning with the Commencement Date and continuing through the Primary Term or any Renewal Term of this Lease; provided, however, if the Commencement Date is a day other than the first day of a calendar month, then the first Lease Month shall include that period of time from the Commencement Date up to the first day of the next calendar month, and each subsequent Lease Month shall be a calendar month period beginning on the first day of such month. The Primary Term and any Renewal Terms (hereinafter defined) are sometimes collectively referred to herein as the "Term."

     B. Provided Tenant is not in default of any material term, condition or covenant contained in this Lease and no event has occurred which with the notice or the passage of time would constitute a default under any material term, condition or covenant contained in this Lease at the time of exercise of an option to renew the Primary Term beyond any period for curing same, Tenant shall have the option of renewing this Lease for two (2) additional terms of five (5) years each (hereinafter, collectively referred to as "Renewal Terms," or individually as "Renewal Term"). Each Renewal Term will be on the same terms and conditions as provided herein except for the Base Rent which shall be as shown on "Exhibit D" attached hereto and made a part hereof. Notice of the exercise of such options shall be given by Tenant to Landlord in writing not later than one hundred and eighty days prior to expiration of the Primary Term or the previous Renewal Term.

     C. The Premises may be used for the operation of an equipment rental business and any other lawful purpose provided that Landlord consents, which consent shall not be unreasonably withheld, conditioned or delayed.

                                   ARTICLE 2

                       EXHIBITS AND ORIGINAL CONSTRUCTION



     A. The exhibits listed below and attached to this Lease are incorporated herein by reference:


        EXHIBIT "A"   -   Legal Description of the Premises
        EXHIBIT "B"   -   Non-Disturbance and Attornment Agreement
        EXHIBIT "C"   -   Memorandum of Lease
        EXHIBIT "D"   -   Renewal Term Rent Schedule

     B. Landlord will deliver the Premises to Tenant no later than the date of execution of this Lease (the "Delivery Date").


                                    ARTICLE 3

                            DATE ON WHICH RENT BEGINS


     A. The Base Rent (as defined herein) and all Additional Rent (as herein defined) (Base Rent and Additional Rent are sometimes collectively referred to herein as "Rent") shall begin to accrue on the date (the "Rent Commencement Date") which is the Commencement Date.

     B. Tenant does hereby covenant and agree to pay to Landlord, for the use and occupancy of the Premises, at the times and in the manner hereinafter provided, the following sums of money:


                          Lease
                          Years        Base Rent
                          -----        ----------
                           1-10       $4,500/month


to be paid in U.S. Dollars, in advance, without notice or invoice from Landlord, on the first day of each and every month during the Term hereof, commencing upon the date on which Base Rent is determined to commence under the provisions of Article 3 hereof and ending upon the termination date of this Lease. In the event such Base Rent shall be determined under the provisions of
Article 3 hereof to commence on a day other than the first (1st) day of a month, then the Base Rent for the period from such Rent Commencement Date until the first day of the month next following shall be prorated accordingly. All payments in this Lease provided for (those hereinafter stipulated as well as Base Rent) shall be paid or mailed to:

                     Sprint Industrial Services, Inc.
                     1041 Conrad Sauer
                     Houston, Texas 77043
                     Attn: President

or to such other payee or address as Landlord may designate in writing to Tenant.

                                   ARTICLE 4

                                     TAXES

     In addition to the Base Rent provided for in Article 3 hereof, Tenant agrees to pay the additional payments as follows:

     A. Tenant shall be responsible for all real property taxes and assessments (hereinafter, "Real Estate Taxes") which may be levied or assessed against the Premises by any lawful authority for each calendar year or portion during the Term of this Lease. As the lease years under this Lease do not coincide with a calender year, Real Estate Taxes for such partial years shall be prorated accordingly based on the number of days which this Lease was in full force and effect during such calender year.

     B. Tenant's proportionate share of all Real Estate Taxes during the Term hereof shall be paid annually or semiannually to the appropriate taxing authority, but no more frequently than Landlord is required to make payment. Upon receipt of all tax bills and assessment bills attributed to any calendar year during the Term hereof, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's proportionate share of the Real Estate Taxes for such year or part thereof, together with a copy of such tax bills, and Tenant shall pay such actual amount within thirty (30) days of such statement from Landlord but no more than ten (10) days prior to the date Landlord is required to pay said Real Estate Taxes. A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of Real Estate Taxes levied or assessed against the property to which such bill relates. Landlord's and Tenant's obligations under this Article 4 shall survive the expiration of the Term of this Lease. No Real Estate Taxes, assessments, fees or charges referred to in this paragraph shall be considered as taxes under the provisions of Article 10 hereof.

     C. Tenant may, upon the receipt of prior written approval of Landlord, such approval not to be unreasonably withheld, contest any Real Estate Taxes against the Premises and attempt to obtain a reduction in the assessed valuation upon the Premises for the purpose of reducing any such taxment. In the event Landlord approves and upon the request of Tenant but without expense or liability to Landlord, Landlord shall cooperate with Tenant and execute any document which may be reasonably necessary and proper for any proceeding. If a tax reduction is obtained there shall be a subsequent reduction in Tenant's total Real Estate Taxes for such year, and any excess payments by Tenant shall be refunded by Landlord, without interest, when all refunds to which Landlord is entitled from the taxing authority with respect to such year have been received by Landlord. In the event Landlord desires to contest any Real Estate Taxes, Tenant agrees to cooperate with Landlord and execute any document which may be reasonably necessary and proper for any proceeding at no cost to Tenant.

     D. Tenant shall not be liable for increases in Real Estate Taxes attributable to additional improvements to the Premises that are constructed after the first tax year included within the terms of this Lease, unless the additional improvements are constructed for Tenant's sole benefit.

     E. There shall be excluded from the tax bill to which Tenant contributes, for the purposes of computing Real Estate Taxes income, excess profits, estate, single business, inheritance, succession, transfer or franchise tax assessments upon Landlord or the Rent payable under this Lease. Landlord hereby represents and warrants that Landlord has no actual knowledge (without independent investigation) of current or future special assessments.

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                                   ARTICLE 5

                         NON-DISTURBANCE AND ATTORNMENT

     A. Upon written request of Landlord, or any mortgagee or beneficiary of Landlord, Tenant will, in writing, subordinate its right hereunder to the interest of any ground lessor of the land upon which the Premises is situated and to the lien of any mortgage or deed of trust now or hereafter in force against the land and building of which the Premises is a part, and upon any building hereafter placed upon the land of which the Premises is a part and to all advances made or hereafter to be made upon the security thereof; provided, however, that the ground lessor, or the mortgagee or trustee named in said mortgage or trust deed shall agree that Tenant's peaceable possession of the Premises or its rights under this Lease will not be disturbed on account thereof.

     B. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deeds of trust, upon any such foreclosure or sale Tenant agrees to recognize such beneficiary or purchaser as the Landlord under this Lease, provided Tenant's rights under this Lease continue unabated.

     C. Landlord agrees to obtain a Non-Disturbance and Attornment Agreement from its current lender(s) and the ground lessor, if any, and deliver same to Tenant on or before the date hereof and from any future lender on or before obtaining financing from such lender, substantially in accordance with the form attached hereto as Exhibit "B". The delivery of a fully executed Non-Disturbance and Attornment Agreement shall be a condition precedent to the effectiveness of this Lease and if said Non-Disturbance and Attornment is not so delivered, Tenant may at its option terminate this Lease by written notice to Landlord.


                                   ARTICLE 6

                             CONDITION OF PREMISES

     Landlord warrants that the improvements located on the Premises, meet with all present codes required at the time by regulations of governing authorities for use and occupancy by Tenant. Except for the construction in progress, delivery of the Warehouse Space no later than January 15, 1998 and construction of fence between adjacent property and except as otherwise provided herein, Tenant accepts the Premises and all improvements thereon AS IS, HEREIN AND WITHOUT ALL FAULTS AND DEFECTS, BOTH PATENT AND LATENT, KNOWN OR UNKNOWN. Tenant acknowledges that it has been given the opportunity to inspect the Premises prior to its execution of this Lease.


                                   ARTICLE 7

                            REPAIRS AND MAINTENANCE

     Tenant covenants and agrees, at its expense without reimbursement or contribution by Landlord, to keep and maintain all improvements on the Premises, including, without limitation, the foundations, exterior paint, plumbing system, electrical system, utility lines and connections to the Premises, sprinkler mains, if any, structural systems (including, without limitation, the roof, roof membrane roof covering [including interior ceiling if damaged by leakage] and load-bearing walls and floor slabs and masonry walls) in good condition and repair. In the event the Premises become or are out of repair and not in good condition due to the failure of Tenant to comply with the terms of this Article 7 and if any and all repairs necessary to restore the Premises to a state of good condition and repair are not completed within ten (10) days after Tenant has received written notice of such state of disrepair or if such repairs cannot reasonably be completed within such ten
(10) day
period and Tenant shall fail to commence such repairs within ten (10) days after notice and proceed diligently thereafter, then Landlord may either (i) terminate this Lease immediately upon delivery of written notice to Tenant or
(ii) prosecute such repairs itself and add the reasonable cost of such repairs to the next maturing monthly installment of Rent due hereunder.
Notwithstanding the foregoing in the case of an emergency, Landlord shall have the right to prosecute immediately any and all necessary repairs and shall deliver contemporaneous notification to Tenant of the emergency and related repairs and add the reasonable cost of such repairs to the next maturing monthly installment of Rent due hereunder; provided further that if contemporaneous notice is not practicable, as determined by Landlord in its sole judgment, then Landlord shall provide such notice as soon thereafter as reasonably practicable. Upon termination of this Lease for any reason, Tenant shall return the Premises to Landlord in substantially the same condition it is in on the date hereof, ordinary wear and tear excepted. Notwithstanding the foregoing, Landlord shall be responsible, at Landlord's sole cost and expense, for maintaining the landscaping of the Premises in a neat and orderly condition.


                                   ARTICLE 8

                             ENVIRONMENTAL MATTERS

     Landlord represents and warrants that to the best of Landlord's knowledge any handling, transportation, storage, treatment or usage of hazardous or toxic substances that has occurred on the Premises has been in compliance with all applicable federal, state and local laws, regulations and ordinances. Landlord further represents and warrants to the best of Landlord's knowledge that no leak, spill, discharge, emission or disposal of hazardous or toxic substances has occurred on the Premises and that the soil, groundwater, soil vapor on or under the Premises are free of toxic or hazardous substances as of the date hereof. Landlord agrees to indemnify, defend and hold Tenant and its officers, employees and agents harmless from any claims, judgments, damages, fines, penalties, costs, liabilities (including sums paid in settlement of claims) or loss, including attorneys, fees, consultants fees, and expert fees, which arise during or after the Primary Term or any Renewal Term, or in connection with the presence or suspected presence of toxic or hazardous substances in the soil, groundwater, or soil vapor on or under the Premises, unless such toxic or hazardous substances are present solely as the result of the negligence or wilful misconduct of Tenant, its officers, employees or agents. This indemnification shall also specifically cover costs in connection with:

     (a) Toxic or hazardous substances present or suspected to be present in the soil, ground water or soil vapor on or under the Premises before the date hereof;

     (b) Toxic or hazardous substances that migrate, flow, percolate, diffuse or in any way move onto or under the Premises after date hereof; or

     (c) Toxic or hazardous substances present on or under the Premises as a result of any discharge, dumping, spilling (accidental or otherwise) onto the Premises during or after the Primary Term or any Renewal Term by any person or entity.

Tenant agrees to indemnify and hold harmless Landlord and its officers, employees and agents from any claims, judgments, damages, fines, penalties, costs, liabilities (including sums paid in settlement of claims) or loss, including, without limitation, attorneys' fees, consultants' fees, and expert fees, which arise during or after the Primary Term or any Renewal Term, or in connection with the presence or suspected presence of toxic or hazardous substances in the soil, groundwater, or soil vapor on or under the Premises, except to the extent that such toxic or hazardous substances are present (i) on the Commencement Date of this Lease or (ii) due to Landlord or Landlord's agents, invitees, contractors or employees.

                                   ARTICLE 9

                                  ALTERATIONS

     Tenant shall not make any exterior or structural alterations in any portion of the Premises nor any alterations in the interior or the exterior of the Premises without, in each instance, first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall be permitted to make interior nonstructural alterations, additions and improvements costing less than $75,000 without Landlord's prior consent.


                                   ARTICLE 10

                         FIXTURES AND PERSONAL PROPERTY

     Any trade fixtures, business equipment, inventory, trademarked items, signs, and other removable personal property installed in or on the Premises by Tenant at its expense ("Tenant's Property"), shall remain the property of the Tenant. Landlord agrees that Tenant shall have the right, at any time or from time to time, to remove any and all of Tenant's Property. Tenant, at its expense, shall immediately repair any damage occasioned by the removal of Tenant's Property and upon expiration or earlier termination of this Lease, shall leave the Premises in a neat and clean condition, free of debris, normal wear and tear excepted.


                                   ARTICLE 11

                                     LIENS

     Neither Landlord nor Tenant shall permit to be created nor to remain undischarged any lien, encumbrance or charge arising out of any work or work claim of any contractor, mechanic or laborer of Tenant or material supplied by a materialman to, Landlord or Tenant which might be, or become, a lien or encumbrance or charge upon the Premises. If any lien or notice of lien on account of an alleged debt of Landlord or Tenant or any notice of contract by a party engaged by Landlord or Tenant or Landlord's or Tenant's contractor to work in the Premises shall be filed against the Premises, the responsible party shall, within thirty (30) days after notice of the filing thereof, cause the same to be discharged of record by payment, deposit or bond.


                                   ARTICLE 12

                              LAWS AND ORDINANCES

     A. Tenant and Landlord agree to comply with all laws, ordinances, orders and regulations regarding the use and occupancy of the Premises and the cleanliness, safety or operation thereof. Tenant agrees to comply with the reasonable regulations and requirements of any insurance underwriter, inspection bureau or similar agency with respect to that portion of the Premises installed by Tenant.

     B. In connection with the installation of any electrical equipment not included within the Premises, Tenant shall, at Tenant's own expense, make from time to time whatever changes are necessary to comply with the requirements of the insurance inspectors, underwriters, government authorities and codes.

                                   ARTICLE 13

                                    SERVICES

     A. Landlord warrants that the necessary mains, conduits and other facilities have been provided to make water, sewer, gas, phone and electricity available to the Premises.

     B. Tenant shall be solely responsible for and promptly pay all charges for the use and consumption of sewer, gas, electricity, water, phone and all other utility services used within the Premises.

     C. Landlord shall not be liable to Tenant for damages or otherwise if the said utilities or services are interrupted or terminated because of necessary repairs, installations, or improvements, or any cause beyond the Landlord's reasonable control, nor shall any such interruption or termination relieve Tenant of the performance of any of its obligations hereunder; provided, however, if such interruption shall be due to the Landlord's or Landlord's agent's, employee's, contractor's or invitee's negligent or willful misconduct and Tenant is unable to operate its business there shall be an abatement of all Rent hereunder during such time period and if such interruption shall continue for a period of more than thirty (30) days, then Tenant may terminate this Lease.

     D. Tenant shall not install any equipment which could exceed the capacity of any utility facilities servicing the Premises of which capacity Tenant has notice, and if any equipment installed by Tenant requires additional utility facilities the same shall be installed by Tenant in compliance with all code requirements.


                                   ARTICLE 14

                               DAMAGE TO PREMISES

     In the event the Premises is hereafter damaged or destroyed or rendered partially untenable for their accustomed use, by fire or other casualty insured or which should have been insured under the coverage which Tenant is obligated to carry pursuant to Article 15 hereof, then Tenant shall, within sixty (60) days after such casualty, commence repair of said Premises and within one hundred twenty (120) days after commencement of such repair, restore the Premises to substantially the same condition in which it was immediately prior to the occurrence of the casualty, except as otherwise provided in this Article
14. From the date of such casualty until the Premises is so repaired and restored Rent and all other charges and items payable hereunder shall abate in such proportion as the part of the Premises thus destroyed or rendered untenable bears to the total Premises. Notwithstanding the foregoing, in the event the Premises is rendered untenable, in the reasonable opinion of the parties, Tenant and Landlord shall have the right to terminate this Lease upon thirty (30) days notice to the other and all insurance proceeds attributable to the impairment shall be remitted to Landlord immediately upon receipt.


                                   ARTICLE 15

                                   INSURANCE

     A. Landlord agrees to carry, or cause to be carried, during the Term hereof, Commercial General Liability Insurance (hereinafter, "Landlord's Liability Insurance") providing coverage of not less than One Million Dollars ($1,000,000.00), combined Bodily Injury and Property Damage Liability in separate limits for each of the following: General Aggregate, Products-Completed Operations Aggregate, Each Occurrence, Personal & Advertising Injury and Fire Damage, limits of Fifty Thousand Dollars ($50,000.00). Landlord, upon written request by Tenant, shall promptly deliver to Tenant a certificate of Landlord's Liability Insurance.

     B. Tenant agrees to carry Commercial General Liability insurance on the Premises during the Term hereof covering both Tenant and Landlord as their interest may appear, with companies reasonably satisfactory to Landlord and giving Landlord and Tenant a minimum of ten (10) days written notice by the insurance company prior to cancellation, termination or change in such insurance. Such insurance shall be for limits of not less than One Million Dollars ($1,000,000.00) combined Bodily Injury and Property Damage Liability in separate limits for each of the following: General Aggregate, Products-Completed Operations Aggregate, Each Occurrence, Personal & Advertising Injury, and Fire Damage, limits of Two Hundred Fifty Thousand Dollars ($250,000.00).

     Tenant also agrees to carry, during the Term hereof, all risk property insurance (hereinafter, "Tenant's Property Insurance") covering fire and extended coverage, vandalism and malicious mischief, sprinkler leakage and all other perils of direct physical loss or damage insuring the improvements and betterments located in the Premises, including the Premises and all appurtenances thereto for the full replacement value thereof. Landlord shall be named as an additional insured under Tenant's Property Insurance to the extent its interest shall appear. Tenant, upon request, shall furnish Landlord a certificate of such Tenant's Property Insurance.

     Landlord agrees that it shall not have any right, title or interest in and to Tenant's property insurance covering Tenant's Property located on or within the Premises or any proceeds therefrom.

     C. Landlord and Tenant and all parties claiming under them, mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard, to the extent covered by insurance on the Premises and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof. This waiver shall not be required if the insurance carrier charges an additional premium in order to provide such waiver and the party benefitting from the waiver does not agree to pay the additional premium.


                                   ARTICLE 16

                                INDEMNIFICATION

     A. Tenant hereby indemnifies and holds Landlord harmless from and against any and all claims, demands, liabilities and expenses, including attorneys' fees, arising from Tenant's use of the Premises or from any act, or any omission to act, in or about the Premises by Tenant or its agents, employees or contractors, or from any breach or default by Tenant of this Lease, except to the extent caused by Landlord's negligence or willful misconduct. In the event any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.


     B. Landlord hereby indemnifies and holds Tenant harmless from and against any and all claims, demands, liabilities and expenses, including attorneys' fees, arising from Landlord's obligations, actions or from any act, or any omission to act, in or about the Premises by Landlord or its agents, employees, contractors or invitees, or from any breach or default by Landlord of this Lease, except to the extent caused by Tenant's negligence or willful misconduct. In the event any action or proceeding shall be brought against Tenant by reason of any such claim, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant.

                                   ARTICLE 17

                      ASSIGNMENT, SUBLETTING AND OWNERSHIP

     A. Tenant shall have the absolute right to sublet, assign or otherwise transfer its interest in this Lease to any parent or operating subsidiary of Tenant, subsidiary of Tenant's parent, or to a corporation with which it may merge or consolidate or to a Company, entity or individual that purchases all or substantially all of the assets or common stock of Tenant either in one transaction or a series of transactions, without Landlord's approval, written or otherwise. In the event of any such subletting, assignment or other transfer, Tenant shall not be released from any liability upon such assignment or sublease with respect to that portion of the Tenant's leasehold estate so assigned or subleased.

     B. The consent by Landlord to any other transfer, assignment, subletting, license or concession agreement, or hypothecation shall not be unreasonably withheld, conditioned or delayed.

     C. Landlord shall have the right to transfer, assign and convey, in whole or in part, any or all of the right, title and interest to the Premises, provided such transferee or assignee shall be bound by the terms, covenants and agreements herein contained, and shall expressly assume and agree to perform the covenants and agreements of Landlord herein contained as performance of such covenants and agreements becomes due after any such assignment.


                                   ARTICLE 18

                               ACCESS TO PREMISES

     Upon reasonable prior written notice, but in no event less than twenty-four (24) hours (except in the case of an emergency), Landlord may enter the Premises during Tenant's business hours for purposes of inspection, to show the Premises to prospective purchasers and lenders, or to perform maintenance and repairs in accordance with Article 7 hereof. Landlord shall use Landlord's best efforts to minimize interference with Tenant's business.


                                   ARTICLE 19

                               DEFAULTS BY TENANT

     A. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

          (i) Any failure by Tenant to pay Rent or make any other payment required to be made by Tenant hereunder within seven (7) days after receipt of written notice from the Landlord; and

          (ii) A failure by Tenant to observe and perform any other material provision of this Lease to be observed or performed by the Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant, except that this thirty (30) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said thirty (30) day period and Tenant proceeds to diligently cure the default.

     B. In the event of any such default by Tenant, then Landlord shall be entitled to terminate this Lease by giving written notice of termination to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to so surrender the Premises, then Landlord may, without prejudice to any other remedy it has for possession of the Premises or arrearages in Rent or other damages, re-enter and take possession of the Premises and expel or remove Tenant and any other person occupying the Premises or any part thereof, in accordance with applicable law.

     C. Notwithstanding anything to the contrary contained in this Lease: (i) Landlord shall not have any right to accelerate the Rent and other amounts payable hereunder and (ii) in the event of any default by Tenant under this Lease Landlord shall, in each case, use its reasonable efforts to mitigate its damages.


                                   ARTICLE 20

                              DEFAULTS BY LANDLORD

     If Landlord should be in default in the performance of any of its obligations under this Lease, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to cure (and Landlord has not undertaken procedures to cure the default within such thirty
(30) day period and diligently pursued such efforts to complete such cure), Tenant may, in addition to any other remedy available at law or in equity, at its option, upon written notice, terminate this Lease, or may incur any expense necessary to perform the obligation of Landlord specified in such notice and deduct such expense from the Rent or other charges next becoming due.


                                   ARTICLE 21

                             SURRENDER OF PREMISES

     Tenant shall, upon the expiration of the Term granted herein, or any earlier termination of this Lease for any cause, surrender to Landlord the Premises, and all alterations, improvements and other additions which may be made or installed by either party to, in, upon or about the Premises, other than Tenant's Property which shall remain the property of Tenant as provided in
Article 10 hereof, without any damage, injury or disturbance thereto, or payment therefor.


                                   ARTICLE 22

                                 EMINENT DOMAIN

     A. (i) In the event that any portion of the Premises shall be appropriated or taken under the power of eminent domain by any public or quasipublic authority and such appropriation or taking renders the Premises unfit for the conduct of Tenant's business thereon in the reasonable opinion of the parties, then at the election of Tenant, this Lease shall terminate and expire as of the date of such taking, and both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder.

     (ii) Notice of any termination relating to such eminent domain proceeding must be made by Tenant to Landlord within sixty (60) days after receipt of written notice of such taking.

     (iii) In the event of such termination, both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder.

     B. Whether or not this Lease is terminated, nothing herein shall be deemed to affect Tenant's right to receive compensation for damages to Tenant's Property. If this Lease is terminated as hereinabove provided, all items of Rent and other charges for the last month of Tenant's occupancy shall be prorated and Landlord agrees to refund to Tenant any Rent, or other charges paid in advance.

     C. In the event of any such appropriation or taking that does not render the Premises unfit for the conduct of Tenant's business thereon in the reasonable opinion of the parties, or if Tenant otherwise elects not to so terminate this Lease, Tenant shall remain in that portion of the Premises which shall not have been appropriated or taken as herein provided, and Landlord agrees, at Landlord's cost and expense, to, as soon as reasonably possible, restore the remaining portion of the Premises to a complete unit of like quality and character as existed prior to such appropriation or taking, and thereafter all Rent and payment obligations of Tenant shall be adjusted on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining. For the purpose of this Article 22, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation shall be deemed an appropriation or taking under the power of eminent domain.


     D. Tenant shall have the right to pursue its claim for damages in connection with any eminent domain proceeding.


                                  ARTICLE 23

                                ATTORNEYS' FEES


     In the event that at any time during the Term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorneys' fees and paralegal fees and disbursements incurred therein by the successful party. Such reimbursement shall include all legal expenses incurred prior to trial, at trial and at all levels of appeal and post-judgment proceedings.


                                   ARTICLE 24

                                    NOTICES

     Notices and demands required, or permitted, to be sent to those listed hereunder shall be sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other reputable overnight courier service and shall be deemed to have been given upon the date the same is postmarked if sent by certified mail or the day deposited with Federal Express or such other reputable overnight courier service, but shall not be deemed received until one
(1) business day following deposit with Federal Express or other reputable overnight courier service or three (3) days following deposit in the United States Mail if sent by certified mail to address shown below, and addressed to:

        LANDLORD:                         TENANT:
        ---------                         -------
        Sprint Industrial Services, Inc.  NES Acquisition Corp.
        1041 Conrad Sauer                 c/o National Equipment Services,Inc.
        Houston, Texas 77043              1800 Sherman, Suite 100
        Attn: President                   Evanston, Illinois 60201
                                          Attn: Kevin P. Rodgers


or at such other address requested in writing by either party upon thirty (30) days' notice to the other party.

                                   ARTICLE 25

                                    REMEDIES

     All rights and remedies of Landlord and Tenant herein created or otherwise extending at law are cumulative, and the exercise of one or more rights or remedies may be exercised and enforced concurrently or consecutively and whenever and as often as deemed desirable.


                                   ARTICLE 26

                             SUCCESSORS AND ASSIGNS

     All covenants, promises, conditions, representations and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors and assigns; it being understood and agreed, however, that the provisions of Article 20 are in nowise impaired by this Article 26.


                                   ARTICLE 27

                                     WAIVER

     The failure of either Landlord or Tenant to insist upon strict performance by the other of any of the covenants, conditions, and agreements of this Lease shall not be deemed a waiver of any subsequent breach or default in any of the covenants, conditions and agreements of this Lease. No surrender of the Premises by Tenant shall be affected by Landlord's acceptance of Rent or by other means whatsoever unless the same is evidenced by Landlord's written acceptance of the surrender.


                                   ARTICLE 28

                                  HOLDING OVER

     If Tenant or any party claiming under Tenant remains in possession of the Premises or any part thereof after any termination or expiration of this Lease, Landlord, in Landlord's sole discretion, may treat such holdover as an automatic renewal of this Lease for a month-to-month tenancy subject to all the terms and conditions provided herein.


                                   ARTICLE 29

                                 INTERPRETATION

     The parties hereto agree that it is their intention hereby to create only the relationship of Landlord and Tenant, and no provision hereof, or act of either party hereunder, shall ever be construed as creating the relationship of principal and agent, or a partnership, or a joint venture or enterprise between the parties hereto.

                                   ARTICLE 30

                     COVENANT OF TITLE AND QUIET ENJOYMENT

     Landlord covenants that it has full right, power and authority to make this Lease, subject only to the Permitted Liens (as defined in Article 37), and that Tenant or any permitted assignee or sublessee of Tenant, upon the payment of the Rent and performance of the covenants hereunder, shall and may peaceably and quietly have, hold and enjoy the Premises and improvements thereon during the Term or any renewal or extension thereof.

     Additionally, except as provided in this Lease or by law, Landlord shall take no action that will interfere with Tenant's intended usage of the Premises.


                                   ARTICLE 31

                                    ESTOPPEL

     At any time and from time to time either party, upon request of the other party, will execute, acknowledge and deliver an instrument, stating, if the same be true, that this Lease is a true and exact copy of this Lease between the parties hereto, that there are no amendments hereof (or stating what amendments there may be), that the same is then in full force and effect and that, to the best of its knowledge, there are no offsets, defenses or counterclaims with respect to the payment of Rent reserved hereunder or in the performance of the other terms, covenants and conditions hereof on the part of Tenant or Landlord, as the case may be, to be performed, and that as of such date no default has been declared hereunder by either party or if not specifying the same. Such instrument will be executed by the other party and delivered to the requesting party within fifteen (15) days of receipt.


                                   ARTICLE 32

                                   RECORDING

     Neither Landlord nor Tenant shall record this Lease. The parties shall join in the execution of a memorandum or so-called "short-form" of this Lease for the purposes of recordation in accordance with the form attached hereto as Exhibit "C" and made a part hereof. Any recording costs associated with the memorandum or short form of this Lease shall be borne by the party requesting recordation.


                                   ARTICLE 33

                                 FORCE MAJEURE

     In the event that either party hereto shall be delayed or hindered in or prevented from the performance required hereunder by reason of strikes, lockouts, labor troubles, failure of power, riots, insurrection, war, acts of God, or other reasons of like nature not the fault of the party delayed in performing work or doing acts (hereinafter, "Permitted Delay" or "Permitted Delays"), such party shall be excused for the period of time equivalent to the delay caused by such Permitted Delay. Notwithstanding the foregoing, (i) any extension of time for a Permitted Delay shall be conditioned upon the party seeking an extension of time delivering written notice of such Permitted Delay to the other party within ten (10) days of the event causing the Permitted Delay, (ii) the maximum period of time which Landlord may delay any act or performance of work due to a

Permitted Delay shall be sixty (60) days, and (iii) no Permitted Delay or Permitted Delays shall have the effect of extending the time for payments of rent as required under this Lease.


                                   ARTICLE 34

                                    CONSENT

     Wherever in this Lease Landlord or Tenant is required to give its consent or approval, such consent or approval shall not be unreasonably withheld, conditioned or delayed.


                                   ARTICLE 35

                           WAIVER OF LANDLORD'S LIENS

     Landlord hereby waives any contractual, statutory or other Landlord's lien on Tenant's furniture, fixtures, supplies, equipment, inventory and Tenant's Property.


                                   ARTICLE 36


                             Intentionally omitted.


                                   ARTICLE 37

                                     TITLE

     Landlord hereby represents and warrants to Tenant that (i) there are no mortgages, deeds of trust, liens, covenants, restrictions or easements affecting the Premises except those matters which will not interfere with Tenant's use of the Premises and those mortgages or deeds of trust from such lenders that have delivered non-disturbance and attornment agreements to Tenant in accordance with the requirements of Article 5 of this Lease (collectively the "Permitted Liens") and (ii) to the best of Landlord's knowledge, there are no zoning laws, ordinances or regulations of public authorities that will materially interfere with Tenant's use of the Premises.


                                   ARTICLE 38

                        ZONING, DEED RESTRICTIONS, ETC.

     Landlord represents and warrants that the Premises can be used by Tenant for conduct of an equipment rental business it is acquiring from Landlord on the date hereof and Tenant's ability to so use the Premises is a condition precedent to this Lease. Landlord covenants, warrants, represents and agrees to reasonably cooperate and provide assistance in obtaining any necessary certificates of occupancy, building permits, sign permits and any variances necessary for the conduct of such business. Notwithstanding the foregoing, Tenant's sole remedy for breach of the representation and warranty set forth in this Article 38 shall be termination of this Lease after notice to Landlord and providing an opportunity to cure as required by Article 20 hereof.

                                   ARTICLE 39

                                  SEVERABILITY

     Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.


                                   ARTICLE 40

                            GOVERNING LAW AND VENUE

     This Lease shall be governed by the laws of the state in which the Premises is located.


                                   ARTICLE 41

                                TENANT FINANCING

     Tenant shall have the absolute right from time to time during the Term hereof and without Landlord's further approval, written or otherwise, to grant and assign a mortgage or other security interest in Tenant's interest in this Lease and all of Tenant's Property to Tenant's lenders in connection with Tenant's financing arrangements. Landlord agrees to execute such amendments, confirmation, certificates and other documents as Tenant's lenders may reasonably request in connection with any such financing.


                                   ARTICLE 42

                                    BROKERS

     Landlord and Tenant represent and warrant one to the other that they have not had any dealing with any real estate brokers or agents in connection with the negotiation of this Lease. Landlord and Tenant indemnify and hold each other harmless from and against any and all liability and cost which Landlord or Tenant may suffer in connection with real estate brokers claiming by, through or under either party seeking any commission, fee or payment in connection with this Lease.


                                   ARTICLE 43

                          TENANT'S CONDUCT OF BUSINESS

     Notwithstanding anything herein to the contrary, nothing herein shall be construed as an obligation for Tenant to open or operate its business in the Premises. Tenant shall have the right to remove Tenant's Property and cease operations in the Premises at any time and at Tenant's sole discretion. Tenant shall operate its business on the Premises at all times during the Term of this Lease or any Renewal Term in accordance with all laws, rules, regulations or court orders governing or applicable to its operations thereon.

                                   ARTICLE 44

                              TIME OF THE ESSENCE

     Time shall be of the essence in interpreting the provisions of this Lease.


                                   ARTICLE 45

                                ENTIRE AGREEMENT

     This Lease contains all of the agreements of the parties hereto with respect to the lease of the Premises and no prior agreement, letters, representations, warranties, promises or understandings pertaining to any such matters shall be effective for any such purpose. This Lease may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest.


                                   ARTICLE 46

                            PRELIMINARY NEGOTIATIONS

     The submission of this lease form by Tenant for examination does not constitute an offer to lease or a reservation of an option to lease. In addition, Landlord and Tenant acknowledge that neither of them shall be bound by the representations, promises or preliminary negotiations with respect to the Premises made by their respective employees or agents. It is their intention that neither party be legally bound in any way until this Lease has been fully executed by both Landlord and Tenant.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first mentioned, the corporate party or parties by its or their proper officers thereto duly authorized.

                                             TENANT:

                                             NES ACQUISITION CORP.,
                                             A DELAWARE CORPORATION


                                             By:    /s/ Paul R. Ingersoll
                                                    ---------------------------
                                             Name:  Paul R. Ingersoll
                                                    ---------------------------
                                             Title: Vice President
                                                    ---------------------------


                                             LANDLORD:

                                             SPRINT INDUSTRIAL SERVICES, INC.,
                                             A TEXAS CORPORATION


                                             By:      /s/ J. W. O'Neil
                                                      --------------------------
                                             Name:    J. W. O'Neil
                                                      --------------------------
                                             Title:   President
                                                      --------------------------

State of __________     )
                        )SS:
County of _________     )


     On this _____ day of ___________________, 1997, before me, the undersigned Notary Public in and for said County and State, personally appeared _______________________, ____________________ of NES Acquisition Corp., a
Delaware corporation, who executed the foregoing instrument on behalf of said corporation for the purposes therein expressed. In witness whereof, I have hereunto set my hand and official seal the day and year last above written.


                                             --------------------------------
                                             Notary Public

                                             My commission expires:
                                                                   ----------

State of __________     )
                        )SS:
County of _________     )



     On this _____ day of ___________________, 1997, before me, the undersigned Notary Public in and for said County and State, personally appeared _______________________, ____________________ of Sprint Industrial Services,
Inc., a Texas corporation, who executed the foregoing instrument on behalf of said corporation for the purposes therein expressed. In witness whereof, I have hereunto set my hand and official seal the day and year last above written.


                                             --------------------------------
                                             Notary Public

                                             My commission expires:
                                                                   ----------

                                  EXHIBIT "A"

                       LEGAL DESCRIPTION OF THE PREMISES

                               [to be furnished]

                                  EXHIBIT "B"


RECORDING REQUESTED BY,
AND WHEN RECORDED RETURN TO:

________________________________
________________________________
________________________________


                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT


     THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made and entered into this the _______ day of 19___ by and between NES Acquisition Corp., a Delaware corporation ("Tenant") and ____________________, a ________
____________________ ("Lender") and Sprint Industrial Services, Inc., a Texas corporation ("Landlord").


                                R E C I T A L S:


     WHEREAS, Landlord has executed a Lease dated as of July 1, 1997 in favor of Tenant, a memorandum of which may be recorded simultaneously herewith, covering a certain Premises therein described located on a parcel of real estate, a legal description of which is attached hereto and incorporated herein by this reference as Exhibit "A" (said parcel of real estate and the Premises being sometimes collectively referred to herein as the "Property");

     WHEREAS, Landlord has executed a ________________ (the "Mortgage") dated ________________, 19____ and recorded on _______________ 19 ____ at Volume
________, Page ________, on the _____________ Records of __________ County,
_________________ in favor of Lender, payable upon the terms and conditions described therein;

     WHEREAS, it is a condition to said loan that said Mortgage shall unconditionally be and remain at all times a lien or charge upon the Property, prior and superior to this Lease and to the leasehold estate created thereby; and

     WHEREAS, the parties hereto desire to assure Tenant's possession and control of the Property under this Lease upon the terms and conditions therein contained.

     NOW, THEREFORE, for and in consideration of the mutual covenants and premises herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties hereto, the parties hereto do hereby agree as follows:

                               A G R E E M E N T:

     1. The Lease is and shall be subject and subordinate to the Mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all future advances made thereunder.

     2. Should Lender become the owner of the Property, or should the Property be sold by reason of foreclosure, or other proceedings brought to enforce the Mortgage which encumbers the Property, or should the Property be transferred by deed in lieu of foreclosure, or should any portion of the Property be sold under a trustee's sale, this Lease shall continue in full force and effect as a direct lease between the then owner of the Property covered by the Mortgage and Tenant, upon, and subject to, all of the terms, covenants and conditions of this Lease for the balance of the term thereof remaining, including any extensions therein provided. Tenant does hereby agree to attorn to Lender or to any such owner as its landlord, and Lender hereby agrees that it will accept such attornment.

     3. Notwithstanding any other provision of this Agreement, Lender shall not be (a) liable for any default of any landlord under the Lease (including Landlord), except that Lender agrees to cure any default of Landlord that is continuing as of the date Lender forecloses the Property within thirty (30) days from the date Tenant delivers written notice to Lender of such continuing default, unless such default is of such a nature to reasonably require more than thirty (30) days to cure and then Lender shall be permitted such additional time as is reasonably necessary to effect such cure, provided Landlord diligently and continuously proceeds to cure such default; (b) bound by any Rent that Tenant may have paid under the Lease more than one month in advance; (c) bound by any amendment or modification of the lease hereafter made without Lender's prior written consent; (d) responsible for the return of any security deposit delivered to Landlord under the Lease and not subsequently received by Lender.

     4. If Lender sends written notice to Tenant to direct its Rent payments under the Lease to Lender instead of Landlord, then Tenant agrees to follow the instructions set forth in such written instructions and deliver Rent payments to Lender; however, Landlord and Lender agree that Tenant shall be credited under the Lease for any Rent payments sent to Lender pursuant to such written notice.

     5. All notices which may or are required to be sent under this Agreement shall be in writing and shall be sent by first-class certified U.S. mail, postage prepaid, return receipt requested, and sent to the party at the address appearing below or such other address as any party shall hereafter inform the other party by written notice given as set forth below:

        LANDLORD:                         TENANT:
        ---------                         -------

        Sprint Industrial Services, Inc.  NES Acquisition Corp.
        1041 Conrad Sauer                 c/o National Equipment Services, Inc.
        Houston, Texas 77043              1800 Sherman, Suite 100
        Attn: President                   Evanston, Illinois 60201
                                          Attn: Kevin P. Rodgers

All notices delivered as set forth above shall be deemed effective three (3) days from the date deposited in the U.S. mail.

     6. Said Mortgage shall not cover or encumber and shall not be construed as subjecting in any manner to the lien thereof any of Tenant's trade fixtures, furniture, equipment or other personal property at any time placed or installed in the Premises. In the event the Property or any part thereof shall be taken for public purposes by condemnation or transfer in lieu thereof or the same are damaged or destroyed, the rights of the parties to any condemnation award or insurance proceeds shall be determined and controlled by the applicable provisions of this Lease.

     7. This Non-Disturbance Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, heirs and assigns and any subsequent owner of the Property secured by the Mortgage.

     8. Should any action or proceeding be commenced to enforce any of the provisions of this Non-Disturbance Agreement or in connection with its meaning, the prevailing party in such action shall be awarded, in addition to any other relief it may obtain, its reasonable costs and expenses, not limited to taxable costs, and reasonable attorneys' fees.

     9. Tenant shall not be enjoined as a party/defendant in any action or proceeding which may be instituted or taken by reason or under any default by Landlord in the performance of the terms, covenants, conditions and agreements set forth in the Mortgage.

     IN WITNESS WHEREOF, the parties hereto have caused this Non-Disturbance Agreement to be executed as of the day and year first above written.

                                             LENDER:

                                             -----------------------------------
                                             a
                                               ---------------------------------

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             TENANT:

                                             NES ACQUISITION CORP.,
                                             A DELAWARE CORPORATION

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             LANDLORD:

                                             SPRINT INDUSTRIAL SERVICES, INC.,
                                             A TEXAS CORPORATION

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

State of __________        )
                           )SS:
County of _________        )

                           [Acknowledgment of Lender]


     Personally appeared before me, a Notary Public in and for the above County and State, ___________________________ known personally by me and acknowledged by me to be on the date of execution, ________________________ of ____________
___________________________________________________ and he/she executed the foregoing for and on behalf of said Corporation by authority of its Board of Directors for the uses and purposes therein set forth.

     Witnessed by hand and this notarial seal, this _____ day of ____________, 1997.


                                     ------------------------------------------
                                     Notary Public in and for the State
                                     and County aforesaid


                                     -------------------------------------------
                                     (Printed Name of Notary)
My Commission Expires:

_________________________

                          [Acknowledgement of Tenant)


STATE OF __________  )
                     ) SS:
COUNTY OF _________  )


     Personally appeared before me, a Notary Public in and for the above County and State, ___________________________ known personally by me and acknowledged by me to be on the date of execution, ____________________ of NES Acquisition Corp., a Delaware corporation, and he/she executed the foregoing for and on behalf of said Corporation by authority of its Board of Directors for the uses and purposes therein set forth.

     Witnessed by hand and this notarial seal, this _____ day of ____________, 1997.


                                     ----------------------------------------
                                     Notary Public in and for the State
                                     and County aforesaid

My Commission Expires:

_________________________

STATE OF __________  )
                     ) SS:
COUNTY OF _________  )


                          [Acknowledgment of Landlord]


     Personally appeared before me, a Notary Public in and for the above County and State, ___________________________ known personally by me and acknowledged by me to be on the date of execution, ____________________ of Sprint Industrial Services, Inc., a Texas corporation, and he/she executed the foregoing for and on behalf of said Corporation by authority of its Board of Directors for the uses and purposes therein set forth.

     Witnessed by hand and this notarial seal, this _____ day of ____________, 1997.


                                     -----------------------------------------
                                     Notary Public in and for the State
                                     and County aforesaid


                                     -----------------------------------------
                                     (Printed Name of Notary)

My Commission Expires:

_________________________

                                  EXHIBIT "C"

WHEN RECORDED MAIL TO:




----------------------------------------------------------------------------
SPACE ABOVE THIS LINE FOR RECORDER'S USE

                              MEMORANDUM OF LEASE

     This is a Memorandum of Lease by and between Sprint Industrial Services, Inc., a Texas corporation (hereinafter called Landlord) and NES Acquisition Corp., a Delaware corporation (hereinafter called Tenant) upon the following terms:

     Date of Lease: December 1, 1997

     Description of Premises:  See Exhibit "A" attached hereto

     Date of Commencement:  December 1, 1997

     Term:  Ten (10) years

     Renewal Option(s):   Two (2) five (5) year options

     The purpose of this Memorandum of Lease is to give record notice of the lease and of the rights created thereby, all of which are hereby confirmed.

     IN WITNESS WHEREOF the parties have executed this Memorandum of Lease as of the dates set forth in their respective acknowledgements.


(SEAL)                LANDLORD:

                            SPRINT INDUSTRIAL SERVICES, INC., A
                            TEXAS CORPORATION

                            By:
                                    ----------------------------
                            Name:
                                    ----------------------------
                            Title:
                                    ----------------------------

(SEAL)                TENANT:

                            NES ACQUISITION CORP., A
                            DELAWARE CORPORATION

                            By:
                                    ----------------------------
                            Name:
                                    ----------------------------
                            Title:
                                    ----------------------------

STATE OF __________        )
                           )SS:
COUNTY OF ________         )



     Personally appeared before me, a Notary Public in and for the above County and State, ___________________________ known personally by me and acknowledged by me to be on the date of execution, ___________________ of Sprint Industrial Services, Inc., a Texas corporation, and he/she executed the foregoing for and on behalf of said Corporation by authority of its Board of Directors for the uses and purposes therein set forth.

     Witnessed by hand and this notarial seal, this _____ day of ____________, 1997.



                                     -----------------------------------------
                                     Notary Public in and for the State
                                     and County aforesaid


                                     ------------------------------------------
                                     (Printed Name of Notary)
My Commission Expires:

_________________________



STATE OF __________        )
                           )SS:
COUNTY OF ________         )



     Personally appeared before me, a Notary Public in and for the above County and State, ___________________________ known personally by me and acknowledged by me to be on the date of execution, ____________________ of NES Acquisition Corp., a Delaware corporation, and he/she executed the foregoing for and on behalf of said Corporation by authority of its Board of Directors for the uses and purposes therein set forth.

     Witnessed by hand and this notarial seal, this _____ day of ____________, 1997.


                                     ------------------------------------------
                                     Notary Public in and for the State
                                     and County aforesaid

                                     ------------------------------------------
                                     (Printed Name of Notary)
My Commission Expires:

_________________________

                                  EXHIBIT "D"


                           RENEWAL TERM RENT SCHEDULE

     BASE RENT FOR ______________YEAR RENEWAL TERM:

     The Base Rent during the _______ Renewal Term shall be the "Market Rent," as hereinafter defined.

     (a) The term "Market Rent" shall mean the Base Rent for the Premises at the time in question which Landlord sets forth in a notice (hereinafter referred to as the "Market Rent Notice") to Tenant. No later than thirty (30) days after Tenant may exercise Tenant's option to extend this Lease for the Renewal Term, Landlord shall send the Market Rent Notice to Tenant for said Renewal Term and shall specify in the Market Rent Notice for the period contained in the Renewal Term as applicable. In the event that Tenant shall, in good faith, disagree with the Market Rent set forth in the Market Rent Notice established by Landlord for the Premises, Tenant shall, within ten (10) days after receipt of the Market Rent Notice, furnish Landlord with a written explanation in reasonable detail of the basis for Tenant's good faith disagreement, the amount which, in Tenant's good faith opinion, is the Market Rent for the period contained in the Renewal Term (hereinafter referred to as the "Tenant's Notice"). If Tenant's Notice is not received by Landlord within said ten (10) day period, the Market Rent shall be the Market Rent set forth in the Market Rent Notice to Tenant. If Tenant's notice is received by Landlord within said ten (10) day period, the Market Rent for the Premises shall be established as follows:

          (i) No later than twenty (20) days following the receipt of the Market Rent Notice from Landlord, Tenant shall select an individual as an appraiser of its choice and give Landlord written notice of such appraiser's name, address and telephone number.

          (ii) Within ten (10) days after receipt of such notice by Landlord, Landlord shall select an appraiser of its choice and give Tenant written notice of such appraiser's name, address and telephone number.

          (iii) The two appraisers so selected by Landlord and Tenant shall then select an individual as a third appraiser within fifteen (15) days after receipt by Tenant of Landlord's notification as to its selection of an appraiser, and furnish Landlord and Tenant written notice of such appraiser's name, address and telephone number.

          (iv) All appraisers selected pursuant to this provision shall be M.A.I. appraisers, unless Landlord and Tenant shall otherwise agree in writing, each having at least ten (10) years experience with commercial property in the state of the location of the Premises. Each of the three
     (3) selected appraisers shall then determine the fair rental value of the Premises for each applicable period of the Renewal Term and the Market Rent hereunder for each Renewal Term, as applicable, shall be determined to be the average of the three (3) appraisals for each such years.

     (b) If the procedure set forth in above in (a)(i) through and including
(a)(iv) is implemented, and if for any reason whatsoever (including, without limitation, the institution of any judicial or other legal proceedings), the Market Rent for any Renewal Term has not been finally determined prior to the first day of said Renewal Term, then the amount of the Market Rent set forth by Landlord in good faith in the Market Rent Notice shall be the Rent for all purposes under this Lease until such time as the Market Rent is

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



finally determined as set forth above, and Landlord and Tenant shall, by appropriate payments to the other, correct any overpayment or underpayment which may have been made prior to such final determination.

     (c) If Landlord fails to select its appraiser in the manner and within the time specified in (a)(ii) above, then the Market Rent for the Renewal Term shall be the Market Rent set forth in Tenant's Notice.

     (d) If Tenant fails to select its appraiser in the manner and within the time specified in (a)(i) above, then the Market Rent for the Renewal Term shall be the Market Rent set forth in the Market Rent Notice.

     (e) If the appraisers selected by Landlord and Tenant fail to appoint the third appraiser within the time and in the manner prescribed in (a)(iii) above, then Landlord and/or Tenant shall promptly apply to the local office of the American Arbitration Association for the appointment of the third appraiser.

     (f) All fees, costs and expenses incurred in connection with obtaining the appraisals and the arbitration procedure set forth in this section shall be shared equally by Landlord and Tenant; however, Landlord and Tenant shall each bear their own attorneys' fees incurred with respect to this procedure.

     (g) Notwithstanding the provisions of this Exhibit "D", in no event shall the rental during the Renewal Term be less than the rental specified for the Initial Term.

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